UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 330-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 3, 2019, Xcel Energy Inc. (“Xcel Energy”) entered into a 364-Day Term Loan Agreement (the “Term Loan Facility”) with Canadian Imperial Bank of Commerce, New York Branch, as administrative agent, and the several lenders party thereto (the “Lenders”) and Xcel Energy borrowed $500 million under the Term Loan Facility to pay down borrowings and terminate the expiring $500 million term loan made to Xcel Energy under the 364-Day Term Loan Agreement dated as of December 4, 2018.

The new Term Loan Facility is unsecured and has a term of 364-days, ending on December 1, 2020 and can be extended for one additional 364-day period to November 30, 2021 at Xcel Energy’s request and the Lenders’ sole discretion.

Loans under the Term Loan Facility shall bear interest at a rate equal to either (i) the Eurodollar rate, plus a margin equal to 50.0 basis points or (ii) an alternate base rate. The Term Loan Facility has one financial covenant, requiring that Xcel Energy’s consolidated funded debt to total capitalization ratio be less than or equal to 65 percent. The Term Loan Facility also contains standard covenants with regards to mergers and consolidations, asset sales, and is subject to acceleration upon the occurrence of various events of default including, failure to observe certain stated covenants under the Term Loan Facility and certain bankruptcy related events.

A copy of the Term Loan Facility is filed as Exhibit 10.01 hereto qualifies the above description and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.01

364-Day Term Loan Agreement dated as of December 3, 2019 among Xcel Energy Inc., as Borrower, the several lenders from time to time parties thereto, and Canadian Imperial Bank of Commerce, New York Branch, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC.
(a Minnesota Corporation)

By:	/s/ Sarah W. Soong
Name:	Sarah W. Soong
Title:	Vice President and Treasurer

Date: December 6, 2019